Geographic Data	12 Months Ended
Sep. 28, 2012
Geographic Data
15.	Geographic Data

Revenues are attributed to individual countries based upon the operating entity that records the transaction. Revenue by geographic area for the years ended September 28, 2012, September 30, 2011 and September 24, 2010 are as follows ($ in millions):

Revenue:	2012	2011	2010
United States	$3,034	$2,905	$2,396
Canada	194	205	195

Total	$3,228	$3,110	$2,591

Long-lived assets by geographic area as of September 28, 2012 and September 30, 2011 are as follows ($ in millions):

Long-lived assets (1):	September 28, 2012	September 30, 2011
United States	$4,390	$4,036
Canada	358	344

Total	$4,748	$4,380

(1)

Long-lived assets are comprised primarily of subscriber system assets, net, property and equipment, net, deferred subscriber acquisition costs, net, and dealer intangibles, net and exclude goodwill, other intangible assets and other assets.